UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Federal Deposit Insurance Corporation ("FDIC") issued a Supervisory Prompt Corrective Action Directive ("Directive") to Rainier Pacific Savings Bank ("Bank"), the banking subsidiary of Rainier Pacific Financial Group, Inc. ("Company"), dated September 8, 2009.  Prior to its issuance, the Bank was subject to all of the Directive's restrictions except recapitalization requirements.  On May 6, 2009, the FDIC notified the Bank that its capital category for purposes of prompt corrective action was “under-capitalized” and that the Bank was subject to the mandatory requirements of Section 38 of the Federal Deposit Insurance Act (“Act”) and the FDIC’s related regulations, and required the Bank to submit a capital restoration plan by June 8, 2009.  The Bank submitted the plan on June 8, 2009, however, it was deemed unacceptable by the FDIC and a revised plan was subsequently submitted by the Bank on September 3, 2009.

The Directive requires the Bank to take one or more of the following actions to recapitalize the Bank within 60 days, or by November 9, 2009: (1) sell enough voting shares or obligations of the Bank so that the Bank will be "adequately capitalized," as defined under the Act and the relative FDIC regulations, after the sale; and/or (2) accept an offer to be acquired by a depository institution holding company or combine with another insured depository institution.

The Directive states that the FDIC has categorized the Bank as being an "undercapitalized" depository institution, as defined under the Act and FDIC rules and regulations, prohibits the acquisition or roll-over of brokered deposits and restricts the interest rates that the Bank may pay on deposits to prevailing rates in accordance with FDIC regulations. The Bank ceased acquiring brokered deposits and began implementing the applicable rate restrictions in February 2009.  In addition, the Directive states that the Bank is not permitted to increase its average total assets or make any capital distributions to the Company or to pay bonuses or increase the compensation of any director or officer of the Bank.  Subject to FDIC approval, however, the Bank may employ and retain qualified senior executive officers, including the position of chief financial officer, which has been vacant since February 27, 2009.  As previously disclosed, the Bank embarked upon an asset reduction strategy in March 2009 and has substantially decreased the overall compensation levels at the Bank, with executive officers voluntarily forfeiting their performance awards and stock benefits for the year ended December 31, 2008 and suspending performance awards for fiscal 2009 and 2010.  The Directive also precludes the Bank from branching, or relocating, selling or disposing of any of its existing branches without FDIC approval.  Further, the Bank is directed to comply with Section 23A of the Federal Reserve Act in connection with transactions between affiliates.

For further information about the Directive, see the full text of the Directive, which is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Federal Deposit Insurance Corporation Supervisory Prompt Corrective Action Directive, dated September 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: September 10, 2009	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

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